UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement

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SCPHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  SCPHARMACEUTICALS INC.  2022 Annual Meeting  Vote by June 13, 2022  11:59 PM ET   SCPHARMACEUTICALS INC.  2400 DISTRICT AVENUE, SUITE 310  BURLINGTON, MA 01803  D82805-P69993  You invested in SCPHARMACEUTICALS INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 14, 2022.  Get informed before you vote  View the Notice and Proxy Statement and 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder  meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending  an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a  paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 14, 2022  12:30 PM Eastern Time  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/SCPH2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming stockholder meeting. Please follow the instructions on  the reverse side to vote on these important matters.  Board  Recommends  Voting Items  1. Election of Class II Directors   Nominees:  For  1) Mette Kirstine Agger  2) Minnie Baylor-Henry  3) William T. Abraham, M.D.   2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending  December 31, 2022.  For  NOTE: The Board of Directors will consider and act upon any other business as may properly come before the annual  meeting or any adjournment or postponement thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D82806-P69993